                                                                  Exhibit 10.6


                                                                    ANNEX I
                                                                       TO
                                                                ESCROW AGREEMENT

THE SECURITIES OF GRAPHIX ZONE, INC. IN CONNECTION WITH THE OFFER AND SALE OF WHICH THIS DOCUMENT IS BEING DELIVERED HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO "U.S. PERSONS," AS DEFINED IN REGULATION S UNDER THE 1933 ACT (OTHER THAN DISTRIBUTORS, AS DEFINED IN SAID REGULATION S), UNLESS THE SHARES ARE REGISTERED UNDER THE 1933 ACT, OR AN EXEMPTION FROM SAID REGISTRATION REQUIREMENT OF THE 1933 ACT IS AVAILABLE.


                               EXCHANGE AGREEMENT

          THIS EXCHANGE AGREEMENT, dated as of the date of acceptance set forth below, by and between GRAPHIX ZONE, INC., a Delaware corporation, with headquarters located at 42 Corporate Park, Suite 200, Irvine, California 92606 (the "Company"), and the undersigned (the "Buyer").

                              W I T N E S S E T H:

          WHEREAS, the Company and the Buyer are executing this Agreement in reliance upon one or more exemptions from securities registration under the Securities Act of 1933, as amended (the "1933 Act"); and

          WHEREAS, contemporaneously with the execution of this Agreement, the Company and the Buyer have executed and delivered an Escrow Agreement, dated the date hereof (the "Escrow Agreement"), by and among the Company, the Buyer and the Law Offices of Brian W Pusch (the "Escrow Agent"); and

          WHEREAS, once this Agreement is released from escrow to the Buyer as provided herein, the Company and the Buyer wish to exchange, upon the terms and subject to the conditions of this Agreement, (1) outstanding shares (the "Series A Preferred Shares") of Series A Convertible Preferred Stock, $.01 par value (the "Series A Preferred Stock"), held by Buyer for newly issued shares of non-voting, convertible preferred stock of the Company which will be convertible into shares of Common Stock, $.01 par value (the "Common Stock"), of the Company and (2) outstanding

Common Stock Purchase Warrants of the Company held by the Buyer for newly issued warrants to purchase shares of Common Stock, subject to acceptance of this Agreement by the Company;

          NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.   AGREEMENT TO EXCHANGE.

          (a) EXCHANGE. The Company and the Buyer hereby agree to exchange on the Closing Date (as defined herein) (1) a number of shares (the "Series B Preferred Shares") of Series B Convertible Preferred Stock, $.01 par value (the "Series B Preferred Stock"), of the Company equal to the number of Series A Preferred Shares held by the Buyer on the Closing Date for the number of Series A Preferred Shares held by the Buyer on the Closing Date and (2) to exchange the number of warrants to purchase shares of Common Stock (the "New Warrants") equal to the number of outstanding Common Stock Purchase Warrants (the "Outstanding Warrants") held by the Buyer on the Closing Date for the number of Outstanding Warrants held by the Buyer on the Closing Date. The Series B Preferred Shares shall have the rights, designations and terms as set forth in the form of Certificate of Designations attached as ANNEX II to the Escrow Agreement (the "Certificate of Designations"), and the Buyer hereby agrees that certificates for a number of Series B Preferred Shares equal to one third of the total number of Preferred Shares shall bear each of the three legends set forth in Section 9(a)(ii) of the terms of the Preferred Stock in the Certificate of Designations. The New Warrants shall be in the form attached as ANNEX III to the Escrow Agreement. The shares of Common Stock issuable upon conversion of the Series B Preferred Shares are referred to herein as the "Conversion Shares." The shares of Common Stock issuable upon exercise of the New Warrants are referred to herein as the "Warrant Shares." The Conversion Shares and the Warrant Shares are referred to herein collectively as the "Common Shares." The Common Shares and the Series B Preferred Shares are referred to herein collectively as the "Shares." The Shares and the New Warrants are referred to herein collectively as the "Securities."

          (b) CLOSING. The exchange of Series B Preferred Shares for Series A Preferred Shares and New Warrants for

Outstanding Warrants shall occur at a closing (the "Closing") to be held on the date which is four New York Stock Exchange trading days after the date on which the Company shall have accepted this Agreement and returned a signed counterpart of this Agreement to the Buyer. The closing shall occur on the Closing Date at the offices of the Escrow Agent. After the Closing, all funds shall continue to be held under the Joint Escrow Instructions, dated as of October 31, 1996, by and among the Company, the Buyer and Law Offices of Brian W Pusch, as Escrow Agent.

          2.   BUYER REPRESENTATIONS, WARRANTIES, ETC.

          The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

          (a) The Buyer is purchasing the Series B Preferred Shares and the New Warrants for its own account for investment only and not with a view towards the public sale or distribution thereof;

          (b) The Buyer is an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3);

          (c) All subsequent offers and sales of the Securities by the Buyer shall be made pursuant to registration of the Securities being offered and sold under the 1933 Act or pursuant to an exemption from registration;

          (d) The Buyer understands that the Series B Preferred Shares and New Warrants are being offered and sold, and the Common Shares are being offered, to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein and in the Prospective Purchaser Questionnaire, a true and accurate copy of which has been delivered by the Buyer to the Company (the "Questionnaire"), in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Series B Preferred Shares and the New Warrants and to receive an offer of the Common Shares;

          (e) The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Series B Preferred Shares and the New Warrants and the offer of the Common Shares which have been requested by the Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, the Buyer has had the opportunity to obtain and to review the following documents of the Company: (1) Registration Statement on Form S-4 (Registration No. 333-02642) filed with the Securities and Exchange Commission (the "SEC") on March 25, 1996, (2) Annual Report on Form 10-K for the fiscal year ended June 30, 1996 (the "1996 Form 10-K"), (3) Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1996 (the "September Form 10-Q"), (4) the Company's Current Report on Form 8-K, dated July 15, 1996, (5) the Company's definitive Proxy Statement for its 1996 Annual Meeting of Stockholders, and (6) all other reports filed by the Company with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), subsequent to the date of this Agreement and prior to the Closing Date, in each case as filed with the SEC. The Buyer understands that its investment in the Securities involves a high degree of risk;

          (f) The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares;

          (g) (1) The Buyer is not organized under the laws of any jurisdiction within the United States, its territories or possessions, and was not formed for the purpose of investing in Regulation S securities and is not a "U.S. person" as that term is defined in Regulation S;

          (2) At the time the buy order for the Series B Preferred Shares and the New Warrants was originated, the Buyer was outside the United States, its territories and possessions;

          (3) No offer to purchase the Securities was made by the Buyer in the United States, its territories or possessions;

          (4) The Buyer is purchasing the Series B Preferred Shares and the New Warrants and will acquire the Common Shares for its own account and not as part of any plan or scheme to evade the registration requirements of the 1933 Act;

          (5) All subsequent offers and sales of the Securities by the Buyer shall be made in compliance with Regulation S pursuant to registration of the Securities under the 1933 Act or pursuant to an exemption from registration; in any case, the Securities will not be resold to a U.S. person (as defined in Rule 902 of Regulation S) or within the United States, its territories or possessions, until after the end of the applicable restricted period determined in accordance with Regulation S which ends on the date which is 40 days after the Closing Date;

          (6) If the Buyer is a "distributor" (as defined in Regulation S) or a "dealer" (as defined in the 1933 Act), the Buyer will comply with the requirements of Rule 903(c)(2) of Regulation S, including, without limitation, the requirements for the content of confirmation of any sale of the Securities; and

          (7) The Buyer has not entered into any prearranged transaction with any person in the United States for the sale or other transfer of the Securities; and

          (h) This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

          3.   COMPANY REPRESENTATIONS, WARRANTIES, ETC.

          The Company represents and warrants to, and covenants and agrees with, the Buyer that:

          (a) CONCERNING THE SECURITIES. The Securities have been duly authorized and the Series B Preferred Shares, when issued in exchange for the Series A Preferred Shares in accordance with this Agreement, and the Common Shares, when issued upon conversion of the Series B Preferred Shares or exercise of the New Warrants, as the case may be, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder. There are no preemptive rights of any stockholder of the Company, as such, to acquire any of the Securities. The Common Stock is listed for trading on the Nasdaq SmallCap Market ("Nasdaq") and (1) the Company and the Common Stock meet the criteria for continued listing and trading on Nasdaq; (2) the Company has not been notified since January 1, 1995 by the National Association of Securities Dealers, Inc. ("NASD") of any failure or potential failure to meet the criteria for continued listing and trading on Nasdaq (except for the notices dated February 22, 1995, March 16, 1995 and April 13, 1995 regarding a potential failure that has been rectified by the Company, and the notice dated October 24, 1996 and December 3, 1996, regarding the tardiness of the 1996 Form 10-K and the September Form 10-Q, copies of which have been furnished to the Buyer by the Company prior to the execution and delivery of this Agreement by the Buyer) and
(3) no suspension of trading in the Common Stock is in effect.

          (b)  EXCHANGE AGREEMENT; REGISTRATION RIGHTS AGREEMENT; WARRANTS.
This Agreement, the Registration Rights Agreement, the form of which is attached as ANNEX IV to the Escrow Agreement (the "Registration Rights Agreement") and the New Warrants, have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered on behalf of the Company and this Agreement is and the Registration Rights Agreement and the Warrants, when executed and delivered by the Company, will be, valid and binding agreements of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

          (c) NON-CONTRAVENTION. The execution and delivery of this Agreement, the Registration Rights Agreement and the Warrants by the Company and the consummation by the Company of the issuance of the Series B Preferred Shares and the New Warrants and the other transactions contemplated by this Agreement, the Registration Rights Agreement and the terms of the Series B Preferred Stock and the New Warrants do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the certificate of incorporation or by-laws of the Company, or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets.

          (d) APPROVALS. No authorization, approval or consent of or filing with any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained by the Company for the issuance and sale of the Securities as contemplated by this Agreement, the Series B Preferred Stock and the Warrants, other than (1) listing of the Common Shares on Nasdaq, (2) the filing of a Form D relating to the Series B Preferred Shares and the Warrants and (3) the requirements of any applicable blue sky laws.

          (e) SEC REPORTING STATUS AND FILINGS. The Company has filed with the SEC all reports and other information required to be filed under Sections 13(a), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), except that the Company did not timely file with the SEC the 1996 Form 10-K or the September Form 10-Q. Since June 30, 1996, the Company has not filed any reports or other information with the SEC pursuant to Sections 13(a), 14 and 15(d) of the 1934 Act other than the reports and other information identified in
Section 2(e) hereof.

          (f) INFORMATION PROVIDED. The information provided by or on behalf of the Company to the Buyer in connection with the transactions contemplated by this Agreement, including, without limitation, the information referred to in
Section 2(e) of this Agreement, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

          (g) ABSENCE OF CERTAIN CHANGES. Since June 30, 1996, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or other), results of operations or prospects of the Company, except as disclosed in the documents referred to in
Section 2(e) hereof and except that the Company may report a loss for the quarter ended December 31, 1996, after reporting operating profits in the quarters ended June 30, 1996 and September 30, 1996.

          (h) ABSENCE OF LITIGATION. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the properties, business, condition (financial or other), results of operations or prospects of the Company and its subsidiaries taken as a whole or the transactions contemplated by this Agreement or any of the documents contemplated hereby or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of such other documents.

          (i) EXCHANGES OF STOCK AND WARRANTS. The Company has not and will not pay any commission or other remuneration for soliciting exchanges of Series A Preferred Shares for Series B Preferred Shares or Outstanding Warrants for New Warrants.

          (j) CERTAIN SECURITIES LAW MATTERS. The Company is a "reporting issuer" as defined in Rule 902 of Regulation S; and the offering by the Company of the Securities has been and will be made in a manner to comply with Regulation S.

          4. CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

          (a) TRANSFER RESTRICTIONS. (1) The Buyer and the Company acknowledge and agree that (A) the Series B Preferred Shares and the New Warrants have not been and are not being registered under the provisions of the 1933 Act and may not be transferred unless (i) subsequently registered thereunder or (ii) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Series B Preferred Shares or the New Warrants to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (B) any sale of the Series B Preferred Shares or the New Warrants made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any such resale of Series B Preferred Shares or New Warrants under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (C) neither the Company nor any other person is under any obligation to register the Series B Preferred Shares or the New Warrants under the 1933 Act or to comply with the terms and conditions of any exemption thereunder (other than pursuant to Section 4(d) hereof and Regulation S under the 1933 Act) with respect to the sale or other transfer of the Series B Preferred Shares and the New Warrants.

          (2) The Buyer and the Company acknowledge and agree that (A) the Common Shares have not been registered under the provisions of the 1933 Act and may not be transferred unless (i) subsequently registered thereunder or (ii) sold pursuant to an exemption from registration thereunder. The Company agrees that on or after the date which is 41 days after an Escrow Exchange Release Event, by reason of Regulation S under the 1933 Act the transfer of the Common Shares will be exempt from registration under the 1933 Act. The Company represents and warrants to the Buyer that, on or before the Closing Date, the Company shall furnish to its transfer agent for the Common Stock (the "Transfer Agent") such instructions and opinions of counsel as may be required by the Transfer Agent in order to permit the transfer of the Common Shares without registration under the 1933 Act as permitted by Regulation S thereunder. Notwithstanding the eligibility of the Common Shares for transfer without registration under the 1933 Act from and after the date which is 41 days after the Closing Date, the Buyer agrees that, so long as the Company shall have complied in all material respects with its obligations under this Agreement and the Registration Rights Agreement, the Buyer shall not convert any Series B Preferred Shares until the earlier of (A) the date the Registration Statement required to be filed by the Company pursuant to Section 2(a) of the Registration Rights Agreement is first declared effective by the SEC and (B) the date which is 41 days after the Closing Date.

          (b) RESTRICTIVE LEGEND. The Buyer acknowledges and agrees that the certificates for the Series B Preferred Shares and the New Warrants may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the Series B Preferred Shares and the New Warrants):

     The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended.

     The securities have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under the Securities Act of 1933, as amended, or an opinion of counsel that registration is not required under said Act.

          (c) FORM D. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing. The Buyer agrees to cooperate with the Company in connection with such filing and, upon request of the Company, to provide all information relating to the Buyer reasonably required for such filing.

          (d) REPORTING STATUS. So long as the Buyer beneficially owns any of the Series B Preferred Shares, the New Warrants or the Common Shares, the Company shall file all reports required to be filed with the SEC pursuant to
Section 13 or 15(d) of the 1934 Act and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

          (e) USE OF PROCEEDS. The Company will use the proceeds from the exercise of the New Warrants for the Company's internal working capital purposes and not for the purpose of any investment in or loan to any other corporation, partnership, enterprise or other person.

          5.   TRANSFER AGENT INSTRUCTIONS; CONVERSION PROCEDURE.

          (a) TRANSFER AGENT INSTRUCTIONS. Promptly following the delivery by the Buyer of the certificates for the Series A Preferred Shares to the Escrow Agent in accordance with Section 1(c) hereof, and prior to the Closing Date, the Company will irrevocably instruct its Transfer Agent to issue certificates for Common Shares from time to time upon conversion of Series B Preferred Shares and exercise of New Warrants in such amounts as specified from time to time to the Transfer Agent in the conversion certificates surrendered in connection with such conversions and referred to in Section 5(b) of this Agreement or required by the Certificate of Designations or in the subscription forms attached to the New Warrants, as the case may be. The certificates for such Common Shares shall not bear any restrictive legend. The Company warrants that no instruction other than such instructions referred to in this Section 5 and stop transfer instructions to give effect to Section 4(a)(1) hereof with respect to the Series B Preferred Shares and the New Warrants will be given by the Company to the Transfer Agent and that the Common Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement. Nothing in this Section 5(a) shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the Common Shares and to comply with the terms and conditions of the Certificate of Designations. If the Buyer provides the Company with an opinion of counsel reasonably satisfactory in form, scope and substance to the Company that registration of a resale by the Buyer of any of the Series B Preferred Shares or New Warrants in accordance with clause (A)(ii) of Section 4(a)(1) of this Agreement is not required under the 1933 Act, the Company shall permit the transfer of such Series B Preferred Shares or New Warrants, as the case may be. The provisions of Section 3(n) of the Registration Rights Agreement shall be in addition to this Section 5(a).

          (b) CONVERSION PROCEDURE. In connection with the exercise of conversion rights relating to the Series B Preferred Shares, if the Common Shares issuable upon conversion of the Series B Preferred Shares have not been registered for resale under the 1933 Act prior to such conversion, the Buyer or any subsequent holder of the Series B Preferred Shares shall, in addition to any other requirement imposed by the terms of the Series B Preferred Shares as set forth in the Certificate of Designations, complete, sign and furnish to the Escrow Agent, with a copy to the Company, a conversion certificate in the form attached hereto as SCHEDULE 1.

          6.   GOVERNING LAW; MISCELLANEOUS.

          (a) This Agreement shall be governed by and interpreted in accordance with the laws of the State of California.

          (b) This Agreement may be executed in counterparts and by the parties hereto on separate counterparts, all of which together shall constitute one and the same instrument. A facsimile transmission of this Agreement bearing a signature on behalf of a party hereto shall be legal and binding on such party.

          (c) The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

          (d) If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

          (e) No failure or delay by any party in exercising any right or remedy under this Agreement or otherwise, and no course of dealing between the parties, shall operate as a waiver thereof or amendment of this Agreement, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or exercise of any other right or power.

          (f) Neither this Agreement nor any term thereof (including this paragraph) may be amended, changed, waived, discharged or terminated unless such amendment, change, waiver, discharge or termination is in writing signed by the party to be charged with enforcement. The execution, delivery and performance of, and closing under, this Agreement, shall not constitute a waiver by the Buyer of any breach by the Company of, or of any rights of the Buyer under, the Existing Subscription Agreement or the Registration Rights Agreement, dated as of October 31, 1996, by and between the Company and the Buyer.

          (g) Any notices required or permitted to be given under the terms of this Agreement shall be sent by mail or delivered personally (which shall include telephone line facsimile transmission) or by courier and shall be effective five days after being placed in the mail, if mailed, or upon receipt, if delivered personally or by courier, in each case addressed to a party at such party's address shown in the introductory paragraph or on the signature page of this Agreement (facsimile number 714-833-3990, in the case of the Company, and as set forth on the signature page hereof, in the case of the Buyer) or such other address as a party shall have provided by notice to the other party in accordance with this provision. The Buyer hereby designates as its address and telephone line facsimile transmission number for any notice required or permitted to be given to the Buyer pursuant to the Certificate of Designations or the Registration Rights Agreement the address and telephone line facsimile transmission number set forth on the signature page hereof, until the Buyer shall by notice to the Company designate another address or telephone line facsimile transmission number for such purpose.

          (h) The Buyer shall have the right to assign its rights and obligations under this Agreement with respect to the exchange of all or any portion of the Series A Preferred Shares and the Outstanding Warrants to another investment fund, provided such assignee, by written instrument duly executed by such assignee, assumes all obligations of the Buyer hereunder with respect to the exchange of the portion of the Series A Preferred Shares and the Outstanding Warrants so assigned and makes the same representations and warranties with respect thereto as the Buyer makes in this Agreement, whereupon the Buyer shall be relieved of any further obligations, responsibilities and liabilities with respect to the exchange of all or the portion of the Series A Preferred Shares and the Outstanding Warrants the obligation for the purchase of which has been so assigned. In the case of any such assignment, the Company shall agree in writing with such assignee to make available to such assignee the benefits of the Registration Rights Agreement with respect to the Common Shares issuable on conversion of the Series B Preferred Shares and exercise of the New Warrants with respect to which the exchange under this Agreement has been so assigned.

          IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer or one of its officers thereunto duly authorized as of the date set forth below.


NUMBER OF SERIES A PREFERRED SHARES:  _________

NUMBER OF SERIES B PREFERRED SHARES:  _________

NUMBER OF OUTSTANDING WARRANTS:  _________

NUMBER OF NEW WARRANTS:  _________

NAME OF BUYER:



SIGNATURE ____________________________

Title: _______________________________

Date:  _______________________________

Address:  ____________________________

______________________________________

______________________________________

______________________________________


Facsimile Number: _________________________

          This Agreement has been accepted as of the date set forth below.

GRAPHIX ZONE, INC.


By: ________________________

Title: _____________________


Date:  _____________________